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                                                                  EXHIBIT 10.6.1

                                 AMENDMENT #1
                                      TO
             STRATEGIC RELATIONSHIP AND SOFTWARE LICENSE AGREEMENT
                    BY AND BETWEEN HEWLETT-PACKARD COMPANY
                         AND CLEARCOMMERCE CORPORATION
                           DATED SEPTEMBER 30, 1999

WHEREAS, Hewlett-Packard Company ("HP") and ClearCommerce Corporation ("ClearCommerce") have entered into a Strategic Relationship and Software License Agreement dated September 30, 1999 (the "Agreement"); AND

WHEREAS, HP and ClearCommerce desire to amend the Agreement;

NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereby agree to amend the Agreement as follows:

1) Section 5.4.  Delete the title and text of this Section and Exhibit F of the
   ------------                                                ---------
Agreement and replace with the following language:

[*] ClearCommerce shall deliver to HP [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Any additional or contrary terms of license in this Agreement will take precedence over the terms described in this Section 5.4.

HP will treat [*] Confidential Information as defined and specified in Section
12.2 and 12.3 of this Agreement."

2) Section 8.3.  Change the last sentence to read as follows:
   ------------
"This Year 2000 Compliance warranty will remain in effect through [*], notwithstanding any other warranty period specified in this Agreement."

3) Section 11. Change the 3rd sentence, 1/st/ paragraph of this Section to read
   -----------
as follows: "NOTWITHSTANDING THE ABOVE, CLEARCOMMERCE WILL BE RESPONSIBLE: (i) FOR ANY DAMAGES OF ANY KIND INCLUDED IN AN AWARD OR SETTLEMENT OF A THIRD PARTY CLAIM UNDER SECTION 8.5 ABOVE ("INTELLECTUAL PROPERTY PROTECTION"); OR (ii) FOR ANY DAMAGES OF ANY KIND INCURRED BY HP UNDER SECTION 9 ABOVE ("INDEMNIFICATION FOR NON COMPLIANT YEAR 2000 PROGRAMS") UP TO A LIMIT OF [*]."

4) Section 13.6. Add the following sentence to the end of this Section:
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[*]

5) Exhibit C, Section 1. Change the 2/nd/ sentence of the 4/th/ paragraph to
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read as follows: "Royalties for CFTM Hosting Engine Licenses will only accrue to
HP as follows: (i) for HP's CFTM customers who choose to use the Program to obtain any functionality of the Program within the CFTM system, Program royalties will accrue to HP upon shipment of the CFTM system to HP's CFTM customer; (ii) for HP's CFTM customers who choose to use software other than the Program inside the CFTM system or any software outside of the CFTM system (such as through Card Service International) to obtain the Program functionalities, no Program royalties (including those specified in Section 2 of this Exhibit C) will accrue to HP."

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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6) Exhibit C, Section 4. Change this Section to read as follows:
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"For the [*] of the License Fee to be paid by HP to ClearCommerce under this
Section, HP shall make [*] payments of [*] each. The first payment shall be due by January 15, 2000. The remaining 4 payments shall be due in accordance with the following schedule:

Payment                       Due Date
-------                       --------
[*]                             [*]

7) Exhibit C, Section 5. Change this Section to read as follows:
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"If prior to January 31, 2000, ClearCommerce completes the Enhancements set forth on Exhibit B, HP shall pay ClearCommerce [*] of the License Fee according to the following schedule:

Payment                       Due Date
-------                       --------
[*]                             [*]

For every week that ClearCommerce is late in completing its obligations under Exhibit B, provided the delay is solely caused by ClearCommerce, HP shall subtract [*] from the [*]."

The parties agree that this Amendment #1 shall take effect upon the date of the execution by HP's duly authorized representative below.

Agreed:

HEWLETT-PACKARD COMPANY                 CLEARCOMMERCE CORPORATION

By: _______________________________     By: ______________________________

Print Name: _______________________     Print Name: ______________________

Title: ____________________________     Title: ___________________________

Date: _____________________________     Date: ____________________________


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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